SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934
Date of Report (date of earliest event reported): September 20, 1999 BANC ONE HELOC TRUST 1998-1
   (Exact name of registrant as specified in its charter)
          OHIO        			333-0391101
36-1248602
 (State or Other Jurisdiction	(Commission File
(I.R.S. Employer of Incorporation)			 Number)
Identification No.)
c/o The First National Bank of Chicago.
Corporate Trust Services Division - 9th floor 1 N. State Street,
Chicago IL
60670-0126 (Address of Principal Executive Offices)
(Zip Code)

Registrant's telephone number, including area code:		312/407-1902

Item 5.	Other Events
On behalf of Banc One HELOC Trust 1998-1, a Trust created pursuant to the Pooling Agreement, dated August 31, 1998, the Paying Agent has caused to be filed with the Commission, the Monthly Report dated September 20, 1999.
The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Trust's Investor Certificates.

A.	Monthly Report Information: Aggregate distribution information for the current distribution date September 20, 1999.
Principal		Interest		Ending Balance
Cede & Co.	$8,375,834.80 	$3,137,627.52	$635,886,214.02

B.	No delinquency in payment under the Transferor Certificate, or the MBIA Insurance Policy has occurred.

C.	Have any deficiencies occurred?  NO. Date: Amount:

D.	Were any amounts paid or are any amounts payable under the
MBIA Insurance Policy?  NO Amount:

E.	Are there any developments with respect to the MBIA Insurance
Policy?  NONE.

F.	Item 1:  Legal Proceedings:  NONE

G.	Item 2:  Changes in Securities:  NONE

H.	Item 4:  Submission of Matters to a Vote of Security Holders:  NONE

I.	Item 5:  Other Information - Items 1, 2, 4, 5 if applicable:  NOT
APPLICABLE

Item 7.	Monthly Statements and Exhibits
Exhibit No. 1.	Monthly Statement to Certificateholders dated September 20, 1999


ABS Corporation
Banc One Home Equity Loan Trust 1998-1
P & S Agreement Date:                      		"Aug. 31, 1998"
Original Settlement Date:		"Sep. 24, 1998"
Series Number of Certificates:
Original Collateral Sale Balance		"$867,346,931.20 "

Statement to Certificateholders (Page 1 of 2)

Distribution Date:
					8/20/99 	9/20/99

	INVESTOR CERTIFICATES DISTRIBUTION SUMMARY
	(PER $1000 ORIGINAL PRINCIPAL AMOUNT)
A.	INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS

	Investor Certificate Interest Distributed
				3.600042 	3.617500
	Investor Certificate Interest Shortfall Distributed
				0.000000 	0.000000
	Remaining Unpaid Investor Certificate Interest Shortfall				0.000000 	0.000000

	Managed Amortization Period ? (Yes=1; No=0)
				1	1
	Investors Certificate Principal Distributed
				11.969797 	9.853923
	  Principal Distribution Amount
				11.757911 	9.401624
	     Maximum Principal Payment
				30.591309 	30.537922
	     Alternative Principal Payment
				11.757911 	9.401624
	     Principal Collections less Additional Balances
				11.757911 	9.401624
	  Investor Loss Amount Distributed to Investors
				0.182036 	0.427726
	  Accelerated Principal Distribution Amount
				0.029850 	0.024573
	  Credit Enhancement Draw Amount
				0.00 	0.00

	Total Amount Distributed to Certificateholders (P & I)				15.569839 	13.471423

B.	INVESTOR CERTIFICATE PRINCIPAL BALANCE

	Beginning Investor Certificate Balance
				"654,436,376.18 "	"644,262,048.82 "
	Ending Investor Certificate Balance
				"644,262,048.82 "	"635,886,214.02 "
	Beginning Invested Amount
				"663,402,869.01 "	"653,253,914.04 "
	Ending Invested Amount
				"653,253,914.04 "	"644,898,966.60 "
	Investor Certificateholder Floating Allocation Percentage
				97.4552% 	97.4172%
	Pool Factor
				0.7579554 	0.7481014
	Liquidation Loss Amount for Liquidated Loans
				"158,771.25 "	"373,206.52 "
	Unreimbursed Liquidation Loss Amount
				0.00 	0.00

C.	POOL INFORMATION

	Beginning Pool Balance
				"680,726,322.19 "	"670,573,326.73 "
	Ending Pool Balance
				"670,573,326.73 "	"662,208,740.20 "
	Servicing Fee
				"283,635.97 "	"279,405.55 "

D.	INVESTOR CERTIFICATE RATE

	Investor Certificate Rate
				5.430000% 	5.542500%
	LIBOR Rate
				5.180000% 	5.292500%
	Maximum Rate
				8.201488% 	8.418967%

E.	DELINQUENCY & REO STATUS

	Delinquent 30-59 days
	    No. of Accounts
				124 	118
	   Trust Balances
				"3,556,041.00 "	"3,489,508.00 "
	Delinquent 60-89 days
	    No. of Accounts
				34 	43
	   Trust Balances
				"1,077,377.00 "	"1,277,775.00 "
	Delinquent 90+ days
	    No. of Accounts
				52 	51
	   Trust Balances
				"1,973,177.00 "	"1,927,332.00 "
	Delinquent 9+ Months
	    No. of Accounts
				0 	0
	   Trust Balances
				0 	0
	REO
	    No. of Accounts
				0 	0
	   Trust Balances
				0.00 	0.00











Statement to Certificateholders (Page 2 of 2)

Distribution Date:
					8/20/99 	9/20/99

	"IN WITNESS WHEREOF, the undersigned has caused" this Certificate to be duly executed and certifies to the best of her knowledge and belief that information
	"is true and correct this 15th day of September, 1999"

	"       Bank One, NA"
	       as Servicer

	       _______________________________________

	       Tracie Klein
	       Vice President
	Distribution List:

	   Barbara Grosse - First National Bank of Chicago
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BANC ONE HELOC TRUST 1998-1

By  _______________________________________
Name:	Barbara Grosse
Title: Vice President
Dated September 30, 1999